Mar Vista Strategic Growth Fund
Summary Prospectus	Institutional Shares Ticker: MVSIX
February 28, 2023	Investor Shares Ticker: MVSNX
www.marvistainvestments.com	Retirement Shares Ticker: MVSRX
Before you invest, you may want to review the Prospectus for the Mar Vista Strategic Growth Fund (the “Fund”), which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, each dated February 28, 2023 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund (including the Fund’s Statement of Additional Information) online at www.marvistainvestments.com/mutual-funds/. You can also obtain this information at no cost by calling (855) 870-3188 or by sending an e-mail request to info@marvistainvestments.com.
INVESTMENT OBJECTIVE
The Mar Vista Strategic Growth Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):	Institutional Shares	Investor Shares	Retirement Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) and/or Service Fees	None	0.25%	None
Shareholder Servicing Fee	0.10%	0.10%	None
Other Expenses	0.20%	0.30%	0.20%
Total Annual Fund Operating Expenses	0.90%	1.25%	0.80%
Fee Waivers/Expense Reimbursements[1]	-0.19%	-0.18%	-0.17%
Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements	0.71%	1.07%	0.63%
1    Mar Vista Investment Partners, LLC (“Mar Vista” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) (collectively, “Excludable Expenses”)) to 0.63%, 0.71% and 1.07% for Retirement Shares, Institutional Shares and Investor Shares, respectively, through at least July 25, 2024. Thereafter, the expense limitation agreement may be terminated by or with the consent of the Board of Trustees (the “Board of Trustees” or the “Board”) of Manager Directed Portfolios (the “Trust”). Mar Vista may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date such fees and expenses were waived or paid, if such reimbursement will not cause the Fund’s total expense ratio to exceed the expense limitation in place at the time of the waiver and/or expense payment and the expense limitation in place at the time of recoupment. To the extent the Fund or a share class of the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements may be greater than 0.63%, 0.71% or 1.07% for Retirement Shares, Institutional Shares and Investment Shares, respectively.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the

Fund’s operating expenses remain the same. The fee waiver/expense reimbursement agreement discussed above is reflected only through July 25, 2024. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$73	$248	$460	$1,072
Investor Shares	$109	$360	$651	$1,479
Retirement Shares	$64	$221	$410	$957
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in equity securities that the Adviser believes have strong growth characteristics and are undervalued in the marketplace. Under normal market conditions, the Fund invests primarily (at least 65% of its net assets) in equity securities, principally common and preferred stocks, of U.S. companies. The Fund tends to invest more significantly in equity securities of companies with larger market capitalizations, but may also invest in equity securities of mid and small market capitalization companies. The Adviser considers companies with market capitalizations below $2 billion to be small capitalization companies. The Adviser considers companies with market capitalizations between $2 billion and $15 billion to be mid capitalization companies and companies with market capitalizations of $15 billion or greater to be large capitalization companies. The Fund’s primary investable universe includes any company with a market capitalization of $2 billion or greater.
In selecting securities, the Adviser seeks to invest in businesses that it believes can grow excess returns on capital into the future and which the Adviser believes trade at a discount to fair value. The Adviser also utilizes a bottom-up stock selection process to identify growth businesses with a sustainable competitive advantage. The Adviser’s evaluation of a company’s growth potential considers a variety of data including, but not limited to, size of the company’s addressable market, market share trends, pricing power, unit growth, nominal sales growth, competitive advantages that will influence a company’s ability to maintain or gain market share and generate returns on capital that exceed the cost of capital, operating leverage, capital investment required to achieve the estimated growth and the amount of free cash flow remaining for shareholders. The Adviser assesses a stock’s valuation by comparing the Adviser’s estimate of a stock’s intrinsic value to that of the market price.
The Fund maintains a portfolio of approximately 30-50 stocks. However, the actual number of portfolio holdings may vary due to market conditions. Should the Adviser’s analysis of the Fund’s investable universe determine that there are a large number of businesses that have attractive growth opportunities and are materially undervalued by the market, the Fund could own more than 50 stocks. Conversely, if the Adviser’s analysis determines that there are a more limited number of businesses conforming to the Adviser’s investment criteria, the Fund could own fewer than 30 stocks. Holdings are generally spread across a number of industries/sectors but may have a higher percentage in sectors that the Adviser believes have greater investment opportunities. As of the Fund’s fiscal year ended October 31, 2022, 31.4% of the Fund’s assets were invested in the information technology sector.
The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”) and may from time to time invest in foreign securities, including American Depositary Receipts (“ADRs”).
The Adviser generally sells a stock when it believes the risk/reward characteristics turn negative, the fundamentals deteriorate, a more attractive investment is identified, or the stock achieves the Adviser’s estimate of intrinsic value. The Adviser believes that the risk/reward characteristics of a stock turn negative when the probability and magnitude of permanent capital loss related to owning a stock are not offset by the probability and magnitude of potential appreciation in stock price. Factors that may result in an increase to the risk of holding a particular stock include an incorrect assessment of the business economics by the Adviser, changes in the macroeconomic environment or secular trends, eroding competitive advantages, the failure of a company’s management team to allocate capital to maximize per share intrinsic value and a stock price which no longer reflects an adequate discount to intrinsic value.
PRINCIPAL RISKS
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are (in alphabetical order after the first six risks):
General Market Risk; Recent Market Events Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.
Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
Growth Style Risk: Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. If the Adviser’s assessment of a company’s prospects for earnings growth, or how other investors will value the company’s earnings growth, is incorrect, the price of the stock may fall or may never reach the value the Adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market and growth stocks may fall out of favor with investors for extended periods of time.
Selection Risk: The Adviser’s judgment about the attractiveness, value, and growth potential of a particular security may be incorrect. The Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.
Large Capitalization Risk: Large capitalization stocks may fall out of favor relative to small or mid capitalization stocks, which may cause the Fund to underperform other equity funds that focus on small or mid capitalization stocks. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Small and Mid Capitalization Risk: The Fund’s performance may be more volatile because it may invest in issuers that are small and mid capitalization companies. Small and mid capitalization stocks may fall out of favor relative to large capitalization stocks, which may cause the Fund to underperform other equity funds that focus on large capitalization stocks. Small and mid capitalization companies may have limited product lines, markets, and financial resources and may be more dependent upon a relatively small management group.
Equity Risk: Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. As the Fund invests a significant amount of its assets in common stocks and other equity securities it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. Depositary receipts are subject to the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.
Foreign Securities Risk: A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company’s assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors. Income and dividends earned on foreign investments may be subject to foreign withholding taxes.
IPO Risk: The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on the Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Limited Number of Holdings Risk: Although the Fund is a diversified fund, the Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, generally decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time and credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
Sector Emphasis Risk: Although the Adviser selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.
Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Cybersecurity Risk: The Fund and the Adviser are susceptible to operational, information security, and related cybersecurity risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
PERFORMANCE INFORMATION
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the one year, five year, ten year and since inception periods compare with those of broad measures of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Fund History
The Roxbury/Mar Vista Strategic Growth Fund (the “Original Mar Vista Fund”), a series of the Roxbury Funds (now known as Manager Directed Portfolios) commenced operations on November 1, 2011 with a single Institutional Class of shares. Mar Vista served as the Original Mar Vista Fund’s investment sub-adviser and Roxbury Capital Management, LLC (“Roxbury”) served as the Original Mar Vista Fund’s investment adviser from inception until January 20, 2015. Effective January 20, 2015, Mar Vista replaced Roxbury as the primary investment adviser to the Original Mar Vista Fund and the Original Mar Vista Fund was renamed the Mar Vista Strategic Growth Fund. On March 6, 2017, the Original Mar Vista Fund reorganized into the Harbor Strategic Growth Fund (the “Predecessor Fund”), a series of Harbor Funds, an unaffiliated registered investment company. Shareholders of the Original Mar Vista Fund received Institutional Class shares of the Predecessor Fund as part of the 2017 reorganization. Mar Vista served as the investment sub-adviser to the Predecessor Fund and Harbor Capital Advisors Inc. (“Harbor Capital”) served as the investment adviser to the Predecessor Fund. On July 25, 2022, the Predecessor Fund reorganized into the Fund, a newly-created series of the Trust. The Fund has adopted the performance and financial history of the Predecessor Fund and the Original Mar Vista Fund.
Performance information shown prior to the open of business on July 25, 2022 is that of the Predecessor Fund and the Original Mar Vista Fund and is not the performance of the Fund. Performance has not been restated to reflect changes in fees and expenses. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at www.marvistainvestments.com or call 855-870-3188.
Institutional Shares
Calendar Year Returns as of December 31

Best Quarter	Worst Quarter
21.42%	-16.86%
Q2 2020	Q1 2020

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Year	10 Year	Since Inception	Inception Date
Institutional Shares
Return Before Taxes	-21.32%	8.50%	11.90%	12.09%	11/1/2011
Return After Taxes on Distributions	-23.98%	6.91%	10.52%	10.81%
Return After Taxes on Distributions and Sales of Fund Shares	-10.71%	6.73%	9.69%	9.96%
Retirement Shares
Return Before Taxes	-21.23%	8.59%	N/A	10.15%	3/6/2017
Investor Shares
Return Before Taxes	-21.56%	7.82%	N/A	9.40%	3/6/2017
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-29.14%	10.96%	14.10%	14.21%*
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-18.11%	9.42%	12.56%	13.04%*
* Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. The after-tax returns are shown for Institutional Shares only and after-tax returns for Investor Shares and Retirement Shares will vary.
INVESTMENT ADVISER
Mar Vista Investment Partners, LLC
PORTFOLIO MANAGERS

Silas A. Myers, CFA Mr. Myers is a Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund and the Predecessor Fund since its inception in 2011.
Brian L. Massey, CFA Mr. Massey is a Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund and the Predecessor Fund since its inception in 2011.
Joshua J. Honeycutt, CFA Mr. Honeycutt is a Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund and the Predecessor Fund since 2017.
Jeffrey B. Prestine Mr. Prestine is a Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund and the Predecessor Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by written request via mail to: Mar Vista Strategic Growth Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, by telephone at 855-870-3188, by wire transfer or through a financial intermediary. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the intermediary directly.
The minimum initial investment for Institutional Shares of the Fund is $25,000 and the minimum initial investment for Investor Shares of the Fund is $1,000. There is no minimum initial investment for Retirement Shares of the Fund. Additional investments may be made in any amount.
TAX INFORMATION
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.